UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

China Recycling Energy Corporation

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA RECYCLING ENERGY CORPORATION
12/F, Tower A
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi’an City, Shaanxi Province
China 710068

June 21, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 21, 2011, at 10:00 a.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting.  Our directors, officers, and representatives of our independent registered public accounting firm will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience.  This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy

Sincerely, /s/ Guohua Ku Guohua Ku Chief Executive Officer and Chairman of the Board of Directors

CHINA RECYCLING ENERGY CORPORATION
12/F, Tower A
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi’an City, Shaanxi Province
China 710068

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 21, 2011

NOTICE HEREBY IS GIVEN that the 2011 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, will be held at our principal executive officers, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guran Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 21, 2011, at 10:00a.m. local time, to consider and act upon the following:

1.	To elect nine directors, each to serve until the 2012 Annual Meeting of Stockholders;

2.	To ratify the appointment of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.
To transact such other business as properly may come before the annual meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached Proxy Statement.  Stockholders of record at the close of business on May 31, 2011 are entitled to receive notice of and to vote at the 2011 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors. /s/ David Chong David Chong Chief Financial Officer and Secretary

Xi’an City, Shaanxi Province, China
May 2, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 21, 2011:

This Notice, the Proxy Statement, including the Proxy Card, and our Annual Report on Form 10-K for fiscal year ended December 31, 2010 are available online at www.shareholdervote.info/.

PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINA RECYCLING ENERGY CORPORATION
12/F, Tower A
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi’an City, Shaanxi Province
China 710068

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 21, 2011

We are furnishing this Proxy Statement to the stockholders of China Recycling Energy Corporation in connection with the solicitation, by the Board of Directors of China Recycling Energy Corporation (the “Board”),of proxies to be voted at our 2011 Annual Meeting of Stockholders to be held at our principal executive officers, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on June 21, 2011, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to China Recycling Energy Corporation, a Nevada corporation, and its wholly-owned subsidiary, Sifang Holdings Co., Ltd., and Sifang Holdings Co., Ltd.’s wholly-owned subsidiary, Shanghai TCH Energy Technology Co., Ltd. and Shanghai TCH Energy Technology Co., Ltd’s wholly-owned subsidiary, Xi’an TCH Energy Technology Co., Ltd. “China” and the “PRC” refer to the People’s Republic of China , excluding, for the purposes of this Proxy Statement, Hong Kong, Macau and Taiwan.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about June 1, 2011.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2010, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available online at www.shareholdervote.info/.  Directions to our 2011 Annual Meeting of Stockholders are available by calling +86-29-8769-1097.

ABOUT THE 2011 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) or any postponement or adjournment of that meeting. The 2011 Annual Meeting  will held on June 21, 2011, at 10:00 a.m. local time at our principal executive officers, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Matters to be Considered and Voted Upon

At the 2011 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors and (ii) to ratify the selection of our independent registered public accounting firm. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board has established May 31, 2011 as the record date.  Only holders of shares of the Company’s common stock, par value $.001 per share, as of the record date are entitled to notice of, and to vote at, the 2011 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2011 Annual Meeting. At the close of business on April 29, 2011, we had 39,198,982 shares of common stock outstanding. We expect the same number of shares to be outstanding as of the record date.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2011 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2011 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2011 Annual Meeting. However, neither abstentions nor broker non-votes will be counted, and therefore will have no effect on the outcome on any of the proposals.

Assuming that  a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Nevada law and the Fourth Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors.

Ratification of the selection of Goldman Kurland Mohidin LLP as our independent registered public accounting firm. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the selection of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you.  A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2011 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2011 Annual Meeting, or vote by proxy using the accompanying proxy card, which also is available at www.shareholdervote.info/. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2011 Annual Meeting and vote in person even if you have already voted by proxy.  Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

                  1.      To vote in person, come to the 2011 Annual Meeting and we will give you a ballot when you arrive.

                  2.      To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China. Our Board has selected each of Guohua Ku and Zhigang Wu to serve as proxies.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the 2011 Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR election of each nominee for director named herein and FOR ratification of the selection of Goldman Kurland Mohidin, LLP as our independent registered public accounting firm. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2011 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2011 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2011 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2011 Annual Meeting in any of the following three ways:

                  1.      You may submit another properly completed proxy bearing a later date.

                  2.      You may send a written notice that you are revoking your proxy to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

                  3.      You may attend the annual meeting and vote in person. However, simply attending the annual meeting will not, by itself, revoke your proxy.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered. If you prefer to receive separate copies of the proxy statement and annual report, contact Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2011 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2011 Annual Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the 2011 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2011 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2011 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2012 Annual Meeting

Stockholders may present proper proposals for inclusion in the proxy statement for our 2012 Annual Meeting by submitting their proposals to us in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Bylaws provide that advance notice of a stockholder’s proposal must be delivered to our Secretary, David Chong,  at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, in order to be included in the proxy statement for 2012 Annual Meeting, stockholder proposals must be received by us no earlier than February 22, 2012, but no later than March 23, 2012, and must otherwise comply with the notice requirements set forth under our Bylaws and all applicable Exchange Act and SEC rules.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of CREG, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of CREG, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

A copy of the full text of the provisions of our Bylaws, as amended, dealing with stockholder proposals is available to stockholders from our Secretary upon written request and an electronic copy of is available at the SEC’s website located at www.sec.gov.

Voting Results of 2011Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us  within four (4) business days following the annual meeting.

PROPOSAL 1— ELECTION OF DIRECTORS
Nominees

Our Bylaws provide that the Board shall consist of not less than three (3) nor more than eleven (11) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of one year term in which the vacancy occurred and until the director’s successor is elected and qualified.

Our Board currently consists of nine members. Each of our current directors, with the exception of Sean Shao, will stand for re-election at the 2011 Annual Meeting. All the nominees, except for Albert McLelland, Yilin Ma and Chungui Shi, were previously elected by our stockholders. Pursuant to the terms of an Amended and Restated Shareholders Agreement among the Company, Carlyle Asia Growth Partners III, L.P, CAGP III Co-Investment, L.P , China Cinda (HK) Asset Management Co., Ltd. and Mr. Guohua Ku, dated August 18, 2010, the Board determined to increase the size of the Board by two members, from seven (7) to nine (9) members, and appointed Mr. Ma and Mr. Shi to fill the newly created vacancies on the Board until their successors have been duly elected and qualified.

If elected as a director at the 2011 Annual Meeting, each of the nominees would serve a one-year term expiring at the 2012 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  Biographical information regarding each of the nominees is set forth below.  No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected.  If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of April 29, 2011:

Name	Age	Position
Guohua Ku	49	Chief Executive Officer and Chairman of the Board
Lanwei Li	29	Chief Operating Officer, Vice President and Director of Business and Director
David Chong	48	Chief Financial Officer and Secretary
Zhigang Wu	39	Vice President, Finance
Xiaogang Zhu	57	Vice President, Accounting
Nicholas Shao	39	Director
Dr. Robert Chanson	61	Director
Timothy Driscoll	67	Director
Julian Ha	42	Director
Chungui Shi	71	Director
Yilin Ma	47	Director

Guohua Ku was appointed as a director and Chief Executive Officer as of December 10, 2008.  He was elected Chairman of the Board as of April 1, 2009.  Prior to joining the Company, Mr. Ku served as a Senior Engineer for Yingfeng Technology from 2003 to 2007.  From 1979 to 2003, Mr. Ku served in multiple capacities for Shaanxi Blast Air Blower (Group) Co., Ltd., with his last position serving as a Senior Engineer.

Lanwei Li was appointed as a director on April 1, 2009.  He has worked for the Company and its predecessors since March 2005 and currently works as Chief Operating Officer and the Vice President and Director of Business, supervising the departments of Business Development, Investment Management and Strategy Development.  He has a higher education background in investment economy management. Mr. Li’s experience as our Chief Operating Officer, Vice President and Director of Business and knowledge of current corporate finance techniques and market activities qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

David Chong, a citizen of Singapore, was appointed as Chief Financial Officer and Secretary of the Company on December 30, 2010; prior to Mr. Chong’s appointment as Chief Financial Officer and Secretary of the Company, he served as a consultant with the Company since June 2010.  Prior to joining the Company, Mr. Chong served as CFO for Guangdong Yan Zhi Hong Shoes Manufacturing Co., Ltd (“YZH”) from January, 2007 to December, 2010. From 1991 to 2007, Mr. Chong served as the Financial Controller for Amtek Engineering Limited, where he managed the financial operations of six plants in China with annual revenues in excess of $250 million. Mr. Chong holds the qualification in Professional Accountancy Studies from ACCA (the Association of Chartered Certified Accountants) and is fluent in both English and Mandarin.  Mr. Chong’s experience working with large manufacturing companies, his familiarity navigating China, US, Europe, Singapore and other capital markets and his expertise in international financial management and operations, auditing, funding, business development, internal control maintenance, corporate governance and investor relations were leading factors in his appointment as Chief Financial Officer and Secretary of the Company

Zhigang Wu  was appointed as Vice President, Finance starting in October 2007 and is responsible for the securities and financing activities of the Company.  Before joining the Company, Mr. Wu worked for over a decade in the securities and investment industries with Guotai-Junan Securities and Zhongzheng Investment.  Mr. Wu received a bachelor degree from Inner-Mongolia Finance & Economy University in 1998, with a major in international finance.

Xiaogang Zhu joined China Recycling Energy Corporation as Accounting Manager in December 2007. In April 2010, Mr. Zhu was appointed Vice President, Accounting. From 2005 to joining us in 2007, Mr. Zhu was the Chief Financial Officer of China Natural Gas, Inc. From 2000 through 2005, Mr. Zhu was the Vice President of Xian Dapeng Biotechnology Company. While with Xian Dapeng Biotechnology Company, Mr. Zhu served in various management roles, including time as head of accounting in which he established the accounting management and internal control systems. Mr. Zhu received his bachelor degree in Accounting from Shaanxi Finance and Accounting Institute (now Xian Jiaotong University Management School).

Nicholas Shao was appointed as a director of the Company on June 3, 2008, in accordance with the terms of the Stockholders Agreement between the Company and, among other parties, certain Carlyle Asia Growth investors, and as amended by that certain Amended and Restated Shareholders Agreement among the Company, Carlyle Asia Growth Partners III, L.P, CAGP III Co-Investment, L.P , China Cinda (HK) Asset Management Co., Ltd. and Mr. Guohua Ku, dated August 18, 2010 (the “Shareholders Agreement”).  Mr. Shao is currently a Managing Director of Carlyle Asia Growth and has worked in several international investment banks, including Credit Suisse First Boston and Morgan Stanley as a senior manager and analyst. Mr. Shao’s leadership skills and extensive investment banking experience, as well as his financial structuring and operational expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Dr. Robert Chanson was appointed a director of the Company on January 20, 2010, by the Board.  Mr. Chanson has served as the Chairman of Calventis SA, Switzerland since 2009 and the Chairman of Samba Minerals Ltd, Australia since 2008.  Mr. Chanson previously served as the Chairman and chief executive officer of AmbioCare Holding from 2001 to 2007, a director of Plant Health Care plc in the U.K. from 2004 through 2008, a director of Plant Health Care, Inc. in the U.S. from 1995 through 2004, and a director of EHC Viridian Ltd. in the U.K. from 1999 to 2001.  Mr. Chanson received both his Doctorate and Master in Law degrees from the University of Zurich and his Bachelor Degree in Natural Sciences (Physics & Chemistry) with Latin from Kantons- schule Zurich’ in Zurich, Switzerland. Mr. Chanson’s legal and operational expertise, as well his experience serving as an executive officer and director of technology based companies, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Timothy Driscoll was appointed a director of the Company on October 30, 2009, by the Board.  Mr. Driscoll currently serves as president of MTD Ventures, and president and chief of executive officer of Driscoll Management Services. Mr. Driscoll also serves as a director of American Oil and Supply International.  From 1994 through 1999, Mr. Driscoll was the president and chief executive officer of Agrevo Environmental Health and was the president and chief executive officer of Rouossel UCLAF Environmental Health from 1991 to 1994.  Mr. Driscoll received his MBA in Finance from Xavier University and B.S. in Economics from Villanova University. Mr. Driscoll brings extensive financial structuring and managerial and operational expertise to the Board. These skills, along with his knowledge of and deep genuine interest in our Company and his performance as a Board member of the Company, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Julian Ha was appointed a director of the Company on October 30, 2009, by the Board.  Since 2006, Mr. Ha has been a member of the Private Equity, Financial Officers and Legal practice groups of Heidrick & Struggles International, Inc.  From 2005 through 2006, Mr. Ha was a Director in the Corporate Finance group of Evolution Securities China Limited.  From 2001 to 2005, Mr. Ha was a Director of European Business Development for CapitalKey Advisors and Capital IQ.  Mr. Ha was an Executive Vice President with DDL from 2000 to 2001, where he was responsible for portfolio management.  Mr. Ha trained as a corporate lawyer and has practiced in New York, Washington, D.C., London, Singapore and Shanghai.  Mr. Ha received his BA from Cornell University , his Masters degrees from the London School of Economics and Harvard University and his JD from the NYU School of Law. Mr. Ha’s legal and financial expertise, as well as his management experience, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Chungui Shi was nominated and elected as a director in accordance with the terms of the Shareholders Agreement on October 7, 2010. Since May 2007, Mr. Shi has served, and continues to serve, as a non-executive director of Aluminum Corporation of China Limited, a China based aluminum exploitation, development, production, processing, sale, research and development company traded on NYSE under trading symbol of ACH, Hong Kong Stock Exchanges under stock code of 2600 and Shanghai Stock Exchange under stock code of 601600. Since April 2008, Mr. Shi has served, and continues to serve, as an independent director of Intime Department Store (Group) Company Ltd., a Hong Kong based company in department store business listed on Hong Kong Stock Exchange under stock code of 1833.  In addition, Mr. Shi serves, and has since December 2009, as an independent director of China National Materials Company Ltd., a China based company mainly in cement equipment and engineering services, glass fiber, cement and high-tech materials business listed on Hong Kong Stock Exchanges under stock code of 1893. Additionally, Mr. Shi serves as an independent director of Xi’an City Commercial Bank, a commercial bank in Xi’an city, China, and has served as such since August 2010.  Mr. Shi previously served as Vice Chairman of the Board of Directors, Tianjin Steel Pipe (Group) Corporation from June 2001 to September 2003, Vice President, China Cinda Asset Management Co. Ltd from April 1999 to June 2001, Vice President of the Investment Association of China from September 1995 to September 2000, and Deputy Governor of China Construction Bank from December 1993 to April 1999. Mr. Shi received his Bachelor in Finance degree from Dongbei University of Finance and Economics in 1964 and is a senior economist in China. Mr. Shi’s leadership skills and extensive management experience, as well as his extensive financial structuring and operational expertise, qualifies him to serve on our board and led the Board to conclude that he should be nominated as a director.

Yilin Ma was nominated and elected as a director in accordance with the terms of the Shareholders Agreement on October 7, 2010. Since October 2008, Mr. Ma has served, and continues to serve, as an executive director of China Cinda (HK) Asset Management Co., Ltd. and since December 2007, Mr. Ma has served, and continues to serve as a non-executive director of Jiangsu Lianyungang Port, Co., Ltd., a China based port company listed on Shanghai Stock Exchange under stock code 601008. Mr. Ma previously served as Chief Investment Officer of Well Kent International Holding  from October 2006 to October 2008, General Manager of Zhejiang Province Construction and Real Property Development Company from January 2005 to October 2006, and manager of general administration office of Well Kent from January 2001 to January 2005. Mr. Ma received his bachelor in engineering from College of International Politics in 1988 in China and his mater in law degree from China University of Political Science and Law in 1995. Mr. Ma’s leadership skills and extensive management experience, as well as his legal and engineering expertise, qualifies him to serve on our board and led the Board to conclude that he should be nominated as a director.

Albert McLelland currently serves as Senior Managing Director of AmPac Strategic Capital LLC and Managing Director of AmPac-TDJ LLC, a joint venture company formed with Taylor-DeJongh Inc., a top five global project finance firm. Mr. McLelland has held this position since 2003. From 1998 to 2003, Mr. McLelland held managerial positions with Pricewaterhouse Cooper, where he was responsible for the day-to-day operations of Pricewaterhouse Cooper’s cross-border transactions practice and was a member of their Business Recovery Services Practice. From 1993 to 1998, Mr. McLelland founded Riddell Tseng and Pearl Delta Capital Corp., two financial service firms that specialized in assisting Asian and foreign venture capital funds with cross-border transactions ranging from direct investments to mergers & acquisitions and strategic alliances. In addition, Mr. McLelland possesses extensive investment and merchant banking experience. Mr. McLelland lead executive positions in the Corporate Finance Department of CEF Taiwan Limited, the Taiwan branch of a large regional merchant bank that was a joint venture between Canadian Imperial Bank and Cheung Kong (a leading Hong Kong Conglomerate). Mr. McLelland serves as Audit Chair for China Fire & Security Group (“CFSG”), Yanglin Soybean, Inc. (“YSYB.OB”) and China Housing and Land Development, Inc. (“CHLN”). Mr. McLelland holds an MBA from the University of Chicago and a Master of International Affairs from Columbia.  Mr. McLelland did his undergraduate studies at the University of South Florida and also studied Mandarin at the National Normal University in Taiwan. Mr. McLelland has also completed the National Association of Corporate Director’s course earning the designation of Certified Director. Mr. McLelland’s leadership skills and extensive management experience, as well as his extensive financial structuring and operational expertise, qualifies him to serve on our board and led the Board to conclude that he should be nominated as a director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors.   Pursuant to the Amended and Restated Shareholders Agreement among the Company, Carlyle Asia Growth Partners III, L.P, CAGP III Co-Investment, L.P , China Cinda (HK) Asset Management Co., Ltd. and Mr. Guohua Ku, dated August 18, 2010,  (i) Carlyle Asia Growth Partners III, L.P and CAGP III Co-Investment, L.P., collectively, have the right to nominate up to two members of the Board for so long as they remain investors in the Company;  and (ii) China Cinda (HK) Asset Management Co., Ltd. has the right to nominate up to two members of the Board for so long as they remain investors in the Company.

 There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF
EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Company’s current board leadership structure separates the board chair and principal executive officer roles into two positions. Mr. Ku has served as both Chairman of the Board and CEO of the Company since April 1, 2009. Our Board continues to believe there are important advantages to Mr. Ku serving in both roles at this time. Mr. Ku is the director most familiar with our  business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Ku provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our  Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies

Diversity

The Board does not have a formal policy with respect to Board nominee diversity.  In recommending proposed nominees to the full Board, the Corporate Governance and Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment.  In particular, the Corporate Governance and Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Director Independence

Dr. Robert Chanson, Timothy Driscoll, Julian Ha, Nicholas Shao, Yilin Ma, Albert McLelland and Chungui Shi are our only non-employee directors, and our Board has determined that each of them is independent pursuant to the listing rules of NASDAQ.  All of the members of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent are independent as defined in NASDAQ Rule 5605(a)(2).

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2010, the Board held 2 meetings and acted through unanimous consent on 2 different occasions. In addition, the Audit Committee held 5 meetings; the Corporate Governance and Nominating Committee held 1 meeting and acted through unanimous consent on 1 different occasion; and the Compensation Committee held 1 meeting and acted through unanimous consent on 1 different occasion. During the year ended December 31, 2010, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.  All of our then sitting Board members, except Messr. Robert Chanson, attended the 2010 Annual Meeting.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Dr. Robert Chanson, Timothy Driscoll and Sean Shao. Mr. Driscoll is the chairman of our Corporate Governance and Nominating Committee. As a result of Mr. Shao’s decision not to stand for re-election to our Board, there will be a vacancy. To date, our Board has not identified a qualified candidate to replace Mr. Shao; however, the Board plans to  appoint a director to fill this vacancy in the near future. The Corporate Governance and Nominating Committee oversees all aspects of the Company’s corporate governance functions on behalf of the Board, including identifying individuals qualified to become directors, recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected and overseeing the monitoring and evaluation of the Company’s corporate governance practices.  The Corporate Governance and Nominating Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Selection of Board Nominees

Our Corporate Governance and Nominating Committee is responsible for identifying, selecting and evaluating Board candidates. In selecting candidates for appointment or re-election to the board of directors, the Corporate Governance and Nominating Committee of the Board considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Audit Committee

The Audit Committee currently consists of Timothy Driscoll, Julian Ha and Sean Shao, each of whom is independent under NASDAQ listing standards. In 2010, Sean Shao served as chairman of our the Audit Committee. The Board determined that Mr. Shao qualified as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2). As a result of Mr. Shao’s decision not to stand for re-election to our Board, the position of chairman of the Audit Committee will be vacant, following our 2011 Annual Meeting. Subject to stockholder approval, the Board has identified Albert McLelland to replace Mr. Shao as a member of the Board, the Audit Committee and as Chairman of the Audit Committee. The Board has determined that Mr. McLelland qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2). The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and the independent registered public accounting firm; and (vi) our auditing, accounting and financial reporting processes generally.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act.  In connection with its responsibilities, the Board has delegated to the Audit Committee the authority to select and hire our independent registered public accounting firm and determine their fees and retention terms.  The Audit Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Compensation Committee

The Compensation Committee members currently consists of Dr. Robert Chanson, Chungui Shi  and Julian Ha. Mr. Ha is the chairman of our Compensation Committee. The Compensation Committee’s purpose is (i) to oversee the Company’s efforts to attract, retain and motivate members of the Company’s senior management team, (ii) to carry out the Board’s overall responsibility relating to the determination of compensation for all executive officers, (iii) to oversee all other aspects of the Company’s compensation policies, and (iv) to oversee the Company’s management resources, succession planning and management development activities. The Compensation Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by writing to the attention of Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer.  A current copy of our Code of Business Conduct and Ethics is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.”  We intend to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of April 29, 2011 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors and named executive officers;

•	each of our officers and directors that served in such capacity during 2010, but no longer served in that capacity at the end of the fiscal year; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities.  Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class
Carlyle Asia Growth Partners III, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW, Suite 220 Washington, DC 20004	8,131,746	(1)	20.74%
China Cinda Asset Management Co., Ltd. c/o Room 1101, 11/F Tower 1 Admiralty Centre 18 Harcourt Rd, Hong Kong	6,124,724	(2)	15.62%
China Cinda (HK) Asset Management Co., Ltd c/o Room 1101, 11/F Tower 1 Admiralty Centre 18 Harcourt Rd, Hong Kong	3,062,362	(3)	7.81%
Well Kent International Enterprises (Shenzhen) Company Limited c/o Room 1101, 11/F Tower 1 Admiralty Centre 18 Harcourt Rd, Hong Kong	1,531,181	(4)	3.91%
China Jingu International Trust Co., Ltd. c/o Room 1101, 11/F Tower 1 Admiralty Centre 18 Harcourt Rd, Hong Kong	1,531,181	(5)	3.91%
Guohua Ku	18,706,943	(6)	47.72%
Lanwei Li	240,000	(7)	*
Chungui Shi	40,000	(8)	*
Xiaogang Zhu	96,000	(9)
Zhigang Wu	111,000	(10)))(	*
Dr. Robert Chanson	40,000	(11)	*
Timothy Driscoll	40,000	(12)	*
Julian Ha	40,000	(13)	*
Sean Shao	50,000	(14)	*
Xinyu Peng	—		*
Yilin Ma	—		*
David Chong	—		*
Nicholas Shao	—		*
All executive officers and directors as a group (13 persons)	19,335,943	(15)	49.33%

*    Less than one percent (1%) of outstanding shares.

(1)
The amount shown and the following information is derived from Amendment No. 1 to the Schedule 13D filed jointly by (i) Carlyle Asia Growth Partners III, L.P., a Cayman Islands exempt limited partnership (“Asia Growth”), (ii) CAGP III Co-Investment, L.P., a Cayman Islands exempt limited partnership (“Co-Investment”), (iii) CAGP General Partner, L.P., a Cayman Islands exempt limited partnership, (iv) CAGP Ltd., a Cayman Islands exempt company, (v) TC Group Cayman, L.P., a Cayman Islands exempt limited partnership (vi) TCG Holdings Cayman, L.P., a Cayman Islands exempt limited partnership, and (vii) Carlyle Offshore Partners II, Ltd. A Cayman Islands exempt company, reporting beneficial ownership as of April 29, 2008. According to the amended Schedule 13D, Asia Growth and Co-Investment are the record owners of 7,785,415 and 346,331 shares of Common Stock, respectively. CAGP General Partner, L.P. is the general partner of both Asia Growth and Co-Investment. CAGP General Partner, L.P. may, by virtue of it being the general partner of Asia Growth and Co-Investment, be deemed to have voting control and investment discretion over the securities held by Asia Growth and Co-Investment. The sole general partner of CAGP General Partner, L.P. is CAGP Ltd., a limited company that is wholly owned by TC Group Cayman, L.P. The sole general partner of TC Group Cayman, L.P. is TCG Holdings Cayman, L.P. Carlyle Offshore Partners II, Ltd. Is the sole general partner of TCG Holdings Cayman, L.P. Each of CAGP Ltd., TC Group Cayman, L.P., TCG Holdings Cayman, L.P., and Carlyle Offshore Partners II, Ltd. may, by virtue of being the owner or general partner, as the case may be, of CAGP General Partner, L.P., CAGP Ltd., TC Group Cayman, L.P., and TCG Holdings Cayman, respectively, be deemed to have voting control and investment discretion over the securities held by Asia Growth and Co-Investment.

(2)
The amount shown and the following information is derived from the Schedule 13D filed by China Cinda Asset Management Co., Ltd. on February 1, 2011. Includes a maximum amount of (i) 3,062,362 shares of the Company’s Common Stock into which the secured convertible Note, dated December 28, 2010 (excluding interest convertible into Common Stock) may be converted by China Cinda (HK) Asset Management Co., Ltd., a subsidiary of China Cinda Asset Management Co., Ltd., assuming the conversion price is not adjusted, and (ii) 1,531,181 shares for which the Loan referred to herein may be exchanged by Well Kent International Enterprises (Shenzhen) Company Limited and 1,531,181 shares for which such Loan may be exchanged by China Jingu International Trust Co., Ltd., each of which is a subsidiary of China Cinda Asset Management Co., Ltd. The conversion/ exchange price of $2.46 per share is subject to adjustment based upon the Company’s earnings per share for the year ended December 31, 2010. The exchange price is further subject to adjustment based upon changes in the RMB to U.S. dollar exchange rate.

(3)
The amount shown and the following information is derived from the Schedule 13D filed by China Cinda (HK) Asset Management Co., Ltd. on February 1, 2011. Includes a maximum amount of 3,062,362 shares of the Company’s Common Stock into which China Cinda (HK) Asset Management Co. Ltd. has the right to convert the secured convertible Note, dated December 28, 2010 (excluding interest convertible into Common Stock) assuming the conversion price is not adjusted. The conversion price of $2.46 per share is subject to adjustment based upon the Company’s earnings per share for the year ended December 31, 2010.

(4)
The amount shown and the following information is derived from the Schedule 13D filed by Well Kent International Enterprises (Shenzhen) Company Limited on February 1, 2011. Includes a maximum amount of 1,531,181 shares of the Company’s Common Stock into which Well Kent International Enterprises (Shenzhen) Company Limited can exchange the outstanding principal loan amount per the Exchange Rights Agreement, dated August 18, 2010, assuming an RMB to U.S. dollar exchange rate of RMB 6.63709 = U.S.$1.00, and assuming the exchange price is not adjusted. The exchange price of $2.46 per share is subject to adjustment based upon the Company’s earnings per share for the year ended December 31, 2010 and changes in the RMB to U.S. dollar exchange rate.

(5)
The amount shown and the following information is derived from the Schedule 13D filed by China Jingu International Trust Co., Ltd on February 1, 2011. Includes a maximum amount of 1,531,181 shares of the Company’s Common Stock into which China Jingu International Trust Co., Ltd. can exchange the outstanding principal loan amount per the Exchange Rights Agreement, dated August 18, 2010), assuming an RMB to U.S. dollar exchange rate of RMB 6.63709 = U.S.$1.00, and assuming the exchange price is not adjusted. The exchange price of $2.46 per share is subject to adjustment based upon the Company’s earnings per share for the year ended December 31, 2010 and changes in the RMB to U.S. dollar exchange rate.

(6)
Includes 4,716,574 shares pledged to secure the Company’s obligations under that certain 5% Secured Convertible Promissory Note  with Asia Growth and Co-Investment and that certain 8% Secured Convertible Promissory Note with Asia Growth.

(7)	Includes 240,000 shares issuable upon the exercise of options.
(8)	Includes 40,000 shares issuable upon the exercise of options
(9)	Includes 96,000 shares issuable upon the exercise of options.
(10)	Includes 111,000 shares issuable upon the exercise of options.
(11)	Includes 40,000 shares issuable upon the exercise of options
(12)	Includes 40,000 shares issuable upon the exercise of options.
(13)	Includes 40,000 shares issuable upon the exercise of options.
(14)	Includes 50,000 shares issuable upon the exercise of options.
(15)	Includes 18,706,943 shares held directly and 629,000 shares issuable upon the exercise of options.

EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table summarizes the compensation earned during the years ended December 31, 2010 and 2009, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2010 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2010.  The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guohua Ku (1)	2010	$17,876	--	--	$1,927,497	--	--	--	$1,945,373
Chief Executive Officer and Chairman of the Board	2009	$17,876	--	--	$0	--	--	--	$17,876

Xinyu Peng(2)	2010	$140,000	--	--	$0	--	--	--	$140,000
Chief Financial Officer and Secretary	2009	$115,200	--	--	$0	--	--	--	$115,200

David Chong (3)	2010	$--	--	--	--	--	--	--	$--

(1)	Guohua Ku was appointed as Chief Executive Officer of the Company on December 10, 2008.

(2)
Xinyu Peng was appointed as Chief Financial Officer and Secretary of the Company on August 4, 2008, and December 10, 2008, respectively. On December 30, 2010, the Company received the resignation of Xinyu Peng, Chief Financial Officer and Secretary, effective from December 30, 2010.

(3)
On December 30, 2010, the Board of Directors approved the appointment of David Chong as Chief Financial Officer and Secretary of the Company to replace Mr. Peng, effective December 30, 2010. Even though Mr. Chong held the position of CFO and Secretary of the Company for 2 days in fiscal year 2010, Mr. Chong did not receive compensation from the Company in fiscal year 2010. Mr. Chong’s compensation arrangement with the Company began January 1, 2011.

(4)	The amounts in this column were calculated based on the grant date fair value of our common stock, in accordance with FASB ASC Topic 718. Award to Mr. Ku was granted by our Board on August 13, 2010.

Narrative to Summary Compensation Table

In fiscal 2010, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including our named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when we believe there is a significant deviation from the market or an increase in responsibility. Our Compensation Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary.

Employment Contracts

Mr. Guohua Ku entered into an employment agreement with the Company to serve as its CEO on December 10, 2008.  The agreement has a two-year term starting December 10, 2008 that includes a one-month probationary period.  In accordance with the terms and conditions of Mr. Ku’s employment agreement, on Dcember 10, 2008, the Company and Mr. Ku  agreed to renew Mr. Ku’s employment agreement for an additional two-year term. Mr. Ku receives a salary of $17,876 annually for his service as CEO.  The Company may terminate the employment agreement at any time without any prior notice to the employee if Mr. Ku engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Ku under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring.   Mr. Ku has the right to resign at any time upon a 30 days written notice to the Company.

Mr. David Chong, our current CFO and Secretary, entered into an employment agreement with the Company on January 1, 2011. The employment agreement, effective January 1, 2011, has a two-year term and includes a one-month probationary period. During the term of his employment,  Mr. Chong will be paid a base salary of $7,575 per month and will be entitled to receive customary employee benefits available to all full time employees of the Company. The Company may terminate the employment agreement, at any time, without any prior notice, if Mr. Chong engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Chong under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; or (iii) the need for mass layoffs or other restructuring.   Mr. Chong has the right to resign at any time upon a 30 days written notice to the Company.

On July 17, 2008, the Company entered into an employment agreement with Mr. Xinyu Peng, our former CFO and Secretary. Effective December 30, 2010, Mr. Peng resigned as our CFO and Secretary; therefore, Mr. Peng is no longer employed by the Company and his employment agreement has no current force or effect.

Nonstatutory Stock Option Plan – Equity Compensation

At our 2010 Annual Meeting of Stockholders, our stockholders approved the adoption of the China Recycling Energy Corporation Amended and Restated 2007 Nonstatutory Stock Option Plan (the “2007 Plan”), increasing the number of shares available for issuance to 5,200,000. The 2007 Plan is intended to further our growth and financial success by providing incentives, in the form of nonqualified stock options to acquire our common stock, to selected employees, officers, directors, and consultants of the Company  or its subsidiaries so that their interests are aligned with the best interests of our stockholders.  To date, we have achieved our business objectives, which we attribute, in part, to the 2007 Plan.  The Board has delegated the administration of the 2007 Plan to the Compensation Committee of the Board. Among other powers and duties, the Compensation Committee determines the persons who will be eligible to receive awards and establishes the terms and conditions of all awards. The 2007 Plan provides for the issuance of nonqualified stock options.

The vesting terms of options granted under the 2007 Plan are subject to Non-Statutory Stock Option Agreements.  The exercise price of each option granted under the 2007 Plan is at least 100% of the fair market value of a share of our common stock on the date of grant.  For purposes of option awards, fair market value of a share of our common stock means the closing sale price of a share of our common stock on the relevant date on the principal exchange on which the common stock is then listed or admitted to trading.  If no reported sale of common stock takes place on the relevant date on the principal exchange, then the reported closing asked price of a share of our common stock on such date on the principal exchange shall be the fair market value.  If our common stock is not at the time listed or admitted to trading on a stock exchange, the fair market value of a share of our common stock means between the lowest reported bid price and highest reported asked price of a share of our common stock on the relevant date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board or the Compensation Committee and regularly reporting the market price of a share of our common stock.  If our common stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Board shall determine the fair market value in good faith. The maximum term of any option is 5 years from the date of grant.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held, as of December 31, 2010, by those individuals who served as our named executive officers during any part of fiscal year 2010. There were no stock option exercises by our named executive officers during 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($ )	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Guohua Ku (1)	--	--	1,460,000	$3.05	08/13/2015	--	--	--	--

Xinyu Peng	--	--	--	--	--	--	--	--	--

David Chong (2)	--	--	--	--	--	--	--	--	--

(1)
Award was granted on August 13, 2010 with a three year vesting period; however, vesting of the stock options is dependent upon the Company at least meeting minimum revenue and earnings thresholds for fiscal years 2010, 2011 and 2012.

(2)
On December 30, 2010, the Board of Directors approved the appointment of David Chong as Chief Financial Officer and Secretary of the Company to replace Mr. Peng, effective December 30, 2010. Even though Mr. Chong held the position of CFO and Secretary of the Company for 2 days in fiscal year 2010, Mr. Chong did not receive compensation from the Company in fiscal year 2010. Mr. Chong’s compensation arrangement with the Company began January 1, 2011.

Potential Payments Upon Termination or Change of Control

Employment Agreements

Certain of our executive officers, including our CEO, have an employment agreement with the Company.  Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. Mr. Peng resigned as CFO and Secretary of the Company, effective December 30, 2010, and he did not receive, nor was he entitled to receive, any payments or other benefits in connection with his termination of employment.

2007 Plan

In 2010, the Company granted 2,200,000 options to acquire the Company’s common stock at $3.05 per share to thirty six (36) managerial and non-managerial employees as new equity awards pursuant to the 2007 plan.

According to the vesting terms, the options granted were divided into three tranches, (i) 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets its minimum revenue and earnings goals in the Company’s guidance for 2010 as delivered in its earnings releases and/or conference calls in the first quarter of 2010, such vesting to occur immediately upon completion of the annual audit confirming the financial results for 2010;  and (ii) an additional 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals, which will be set out and decided by the Compensation Committee, such vesting to occur immediately upon Compensation Committee’s determination that the Company has met such goals; and (iii) the remaining 1/3 (one third) of the total number of shares subject to the options shall vest and become exercisable if the Company meets certain financial goals of 2012, which will be set out and decided by the Compensation Committee.  The options may only be exercised to the extent that the options have become vested and exercisable.

As of December 31, 2010, stock options to purchase 2,255,000 shares of our common stock, issued pursuant to the 2007 Plan, were vested and exercisable.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded during the 2010 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Nicholas Shao	$0	--	--	--	--	--	$0

Dr. Robert Chanson	$24,000	--	$142,085	--	--	--	$166,085

Timothy Driscoll	$24,000	--	--	--	--	--	$24,000

Julian Ha	$24,000	--	--	--	--	--	$24,000

Sean Shao	$24,000	--	--	--	--	--	$24,000

Yilin Ma	$0	--	--	--	--	--	$0

Chungui Shi (3)	$6,000	--	$83,166	--	--	--	$89,166

(1)
The amounts in these columns reflect the full grant date fair value of option awards for the year ended December 31, 2010, in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 19 to our audited financial statements for the fiscal year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the SEC on March 31, 2011.

(2)
In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Each director receives a monthly Board fee of $2,000. Non –employee directors do not receive additional fees for attendance at Board or Board committee meetings or for serving on Board Committees. 80,000 grants of stock options were made to non-employee directors in 2010, pursuant to the Board’s authority to grant such awards.  The recipients were Dr. Robert Chanson and Mr. Chungui Shi. The option awards outstanding for Mr. Sean Shao, Mr. Julian Ha and Mr. Timothy Driscoll were each awarded in fiscal year 2009. The option award granted to each non-employee director vests six months from the date of grant and expires on the fifth anniversary of the grant date. There were no stock option exercises by non-employee directors in fiscal year 2010.   The aggregate number of option awards outstanding, as of December 31, 2010, for each of the directors were as follows:

Name	Options
Nicholas Shao	0
Dr. Robert Chanson	40,000
Sean Shao	50,000
Julian Ha	40,000
Timothy Driscoll	40,000
Yilin Ma	0
Chungui Shi	40,000

(3)	Mr. Chungui Shi was appointed to the Board on October 7, 2010, and, as such, Mr. Shi only received three months of compensation for his service in 2010.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of our common stock that may be issues under the 2007 Plan, as of December 31, 2010:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	5,200,000	$1.84	0

Equity compensation plans not approved by security holders	--	--	--

Total	5,200,000	$1.84	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board must approve all related party transactions. All material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2010. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process.  The Audit Committee charter sets forth the responsibilities of the Audit Committee.  A copy of the Audit Committee charter is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.” For fiscal year 2010, the Audit Committee was comprised of Sean Shao (Chairman), Timothy Driscoll and Julian Ha, each of whom is independent under applicable SEC and NASDAQ listing standards. If our stockholders elect director nominee Albert McLelland, then Mr. McLelland, who is independent under applicable SEC and NASDAQ listing standards, will replace Mr. Shao as Chairman of the Audit Committee.

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls.  The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee.  These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.  The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

In 2010, the Audit Committee held 5 meetings. Representatives of Goldman Kurland Mohidin, LLP, our independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements.  The Audit Committee reviewed and discussed with management and Goldman Kurland Mohidin, LLP our audited financial statements for the year ended December 31, 2010 and discussed Goldman Kurland Mohidin, LLP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No.  114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from Goldman Kurland Mohidin, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Goldman Kurland Mohidin, LLP its independence.  The members of Audit Committee considered whether the services provided by Goldman Kurland Mohidin, LLP, for the year ended December 31, 2010, are compatible with maintaining their independence.  The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

Audit Committee: Sean Shao (Chairman) Timothy Driscoll Julian Ha

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of Goldman Kurland Mohidin, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2011 Annual Meeting.  Goldman Kurland Mohidin, LLP has served as our independent registered public accounting firm since March 12, 2008 and is considered by our Audit Committee to be well qualified.  If the stockholders do not ratify the appointment of Goldman Kurland Mohidin, LLP, the Audit Committee will reconsider the appointment.

Representatives of Goldman Kurland Mohidin, LLP will be present at the 2011 Annual Meeting and will have an opportunity to make a statement if they desire to do so.  They also will be available to respond to appropriate questions from stockholders.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”  THE APPROVAL AND RATIFICATION OF GOLDMAN KURLAND MOHIDIN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2011.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees and expenses for professional services rendered for us by Goldman Kurland Mohidin, LLP for the fiscal years ended December 31, 2010 and 2009 are set forth below. The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the integrated audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

	Fiscal Year 2010	Fiscal Year 2009
Audit Fees	$217,979	$200,000
Audit-Related Fees	15,500	16,750
Tax Fees	0	0
All Other Fees	0	0
Total	$233,479	$216,750

Audit Fees for the fiscal years ended December 31, 2010 and 2009 were for professional services rendered for the audit of our annual financial statements and of our internal control over financial reporting and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees as of the fiscal years ended December 31, 2010 and 2009 were for services associated with the restatement of our financial statements.

Tax Fees as of the fiscal years ended December 31, 2010 and 2009 were for services related to tax compliance and preparation of international tax returns.

All Other Fees. There were no fees in this category for the fiscal years ended December 31, 2009 and 2008.

The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of Goldman Kurland Mohidin, LLP.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget.  The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

If we need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees.  If the timing of the project requires an expedited decision, then the Audit Committee has delegated to the Chairman of the Committee the authority to pre-approve such engagement, subject to fee limitations.  The Chairman must report all such pre-approvals to the entire Audit Committee for ratification at the next Audit Committee meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of holdings and transactions in our stock with the SEC.  Based solely on a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) the Exchange Act that were furnished to the Company during or with respect to fiscal year 2010 by persons who were, at any time during fiscal year 2010, Directors or officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock, all filing requirements for reporting persons were met, except for: (i) a late Form 3 filing for Mr. Yilin Ma, a member of our Board, (ii) a late Form 3 filing for Mr. David Chong, our Chief Financial Officer and our Secretary, (iii) a late Form 4 filing for Mr. Chungui Shi, a member of our Board, (iv) three late Form 4 filings for Mr. Lanwei Li, our Chief Financial Officer and Vice President and Director of Business, as well as a member of our Board, (v) two late Form 4 filings for Mr. Guohua Ku, our Chief Executive Officer and Chairman of our Board, (vi) a late Form 4 filing for Mr. Wu Zhigang, our Vice President of Finance, (vii) a late Form 4 filing for Mr. Timothy Driscoll, a member of our Board, (viii) a late Form 4 filing for Mr. Julian Ha, a member of our Board, (ix) a late Form 4 filing for Mr. Sean Shao, a member of our Board in fiscal year 2010 who has elected not to stand for re-election at the 2011 Annual Meeting, (x) a late Form 4 filing for Mr. Xiaogang Zhu, our Vice President of Accounting and (xi) a late Form 4 filing for Dr. Robert Chanson, a member of our Board. Each director and officer set forth herein filed a Form 4 or Form 3, as the case may be, reporting the transaction promptly upon discovery of the inadvertent error.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in the proxy statement for our 2012 Annual Meeting by submitting their proposals to us in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act. Our Bylaws, as amended, provide that advance notice of a stockholder’s proposal must be delivered to our Secretary, David Chong,  at our principal executive offices, located at at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, in order to be included in the proxy statement for 2012 Annual Meeting, stockholder proposals must be received by us no earlier than February 22, 2012, but no later than March 23, 2012, and must otherwise comply with the notice requirements set forth under our Bylaws and all applicable Exchange Act and SEC rules.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.  However, if any other matter should be properly presented for consideration and voting at the 2011 Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2011 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2011 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors. /s/ Guohua Ku Guohua Ku Chief Executive Officer and Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China
May 2, 2011

PROXY – CHINA RECYCLING ENERGY CORPORATION

Proxy Solicited on Behalf of the Board of Directors for the 2011 Annual Meeting of Stockholders to be held on June 21, 2011

The undersigned hereby appoints Guohua Ku and Zhigang Wu, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of China Recycling Energy Corporation (the “Company”), at its 2011 Annual Meeting of Stockholders to be held at the principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR RATIFICATION AND APPOINTMENT OF GOLDMAN KURLAND MOHIDIN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 21, 2011:

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2010 are available at www.shareholdervote.info/.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends				To withhold authority to vote for any individual
that you vote FOR ALL of the following:	For	Withhold	For All	nominee(s), mark “For All Except” and write
	All	All	Except	the number(s) of the nominee(s) on the line below.

1. Election of Directors:	☐	☐	☐
__________________________________

Nominees

01 – Guohua Ku	02 – Nicholas Shao	03 – Timothy Driscoll	04 – Albert McLelland
05 – Lanwei Li	06 – Dr. Robert Chanson	07 – Julian Ha	08 – Yilin Ma
09 – Chungui Shi

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of appointment of Goldman Kurland Mohidin LLP as independent registered public accounting firm.	☐	☐	☐

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.         ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date